EXHIBIT 99(B)


                KEYCORP STUDENT LOAN TRUST 1996-A
                     NOTEHOLDERS' STATEMENT
         pursuant to Section 5.07(a) of Sale and Servicing
Agreement (capitalized terms used herein are defined in Appendix A thereto)
---------------------------------------------------------------------------
Distribution Date:  November 27, 1996

(i) Amount of principal being paid or distributed:

    (a) Class A1 Notes:    $5,934,123.32            ($7.8295884,per $1,000 original principal
                                                     amount of the Notes)

    (a) Class A2 Notes:    $0.00                    ($0.00, per$1,000 original principal
                                                     amount of the Notes)

(ii) Amount of interest being paid or distributed in

    (a) Class A1 Notes:    $2,411,376.22            ($3.1816129,per $1,000 original principal
                                                     amount of the Notes)

    (a) Class A2 Notes:    $4,850,204.75            ($121.5894898,per $1,000 original principal
                                                     amount of the Notes)

(iii) Amount of Noteholders' Interest T-Bill Carryover being paid or distributed
      (if any) and amount remaining (if any):

        (1) Distributed:    $0.00                    ($0.00, per $1,000 original principal
                                                      amount of the Notes)

        (2) Balance:   $0.00                         ($0.00, per $1,000 original principal
                                                      amount of the Notes)

(iv) Pool Balance at end of related Collection Period: $682,835,839.98

(v)  After giving effect to distributions on this Distribution Date:

     (a) (1) outstanding principal amount of Class A1 Notes: $251,065,876.68
         (2) Class A1 Note Pool Factor:         0.97691003

     (b) (1) outstanding principal amount of Class A2 Notes: $500,910,000.00
         (2) Class A2 Note Pool Factor:         1.00000000

     (b) (1) Certificate Balance:                            $39,890,000.00
         (2)   Certificate Pool Factor:         1.00000000


<PAGE



(vi) Applicable Interest Rate:
     (a) In general:

         (1) T-Bill for the reporting period from the previous Distribution Date
         to this Distribution Date was          5.1596721%

         (2)   the Student Loan Rate was not calculated 1/

     (b) Note Interest:
         (1) Class A1 Notes: 5.6296721%     (based on T-Bill/Student Loan Rate)

         (2) Class A2 Notes: 5.8096721%     (based on T-Bill/Student Loan Rate)

     1/ This calculation not required unless the excess of LIBOR over the 91-day Treasury Bill Rate, expressed as a percentage, is greater than 100 basis points as of the preceding Determination Date.

(vii) (a) Amount of Servicing Fee for related        ($0.4632498, per $1,000 original principal
          Collection Period:   $351,101.69            amount of the Notes)

      (b) Amount of Excess Servicing Fee being distributed and remaining balance
          (if any):

          (1) Distributed:  $0.00                    ($0.00, per $1,000 original principal
                                                      amount of the Notes)

          (2) Balance:      $0.00                    ($0.00, per $1,000 original principal
                                                      amount of the Notes)

(viii)    Amount of Administration Fee for related   ($0.0039583, per $1,000 original principal
          Collection Period:   $3,000.00              amount of the Notes)

(ix)      Aggregate amount of Realized Losses (if any) for the related
          Collection Period:    $0.00

(x)       Amount in the Reserve Account:         $5,079,302.36

(xi)      Amount in the Other Additional Prefunding Pre-Funding
          Account: $60,286,119.41

(xii)     Amount in the Subsequent Pre-Funding SubAccount at the end of the
          Subsequent Funding Period to be distributed as a payment of principal in respect of Notes:
                               $2,689,967.10

(xiii)    Delinquent Contracts
                                          # Disb.       %    $  Amount       %
                                          ------    -----    ---------   -----
          30-60 Days Delinquent              390    0.45%    5,344,363   0.78%
          61-90 Days Delinquent              248    0.28%    3,092,315   0.45%
          91-120 Days Delinquent             213    0.24%    2,213,863   0.32%
          More than 120 Days Delinquent      436    0.50%    3,928,381   0.58%
          Claims Filed Awaiting Payment        3    0.00%       55,765   0.01%
                                           -----    -----   ----------   -----
                  TOTAL                    1,290    1.48%   14,634,687   2.14%